UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 26, 2009

Equity One, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

001-13499	52-1794271
(Commission File Number)	(IRS Employer Identification No.

1600 NE Miami Gardens Drive
North Miami Beach, Florida  33179
(Address of Principal Executive Offices) (Zip Code)

(305) 947-1664
(Registrant’s Telephone Number, Including Area Code)

N/A
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition

Item 7.01 Regulation FD Disclosure

Equity One, Inc., a Maryland corporation (the “Company” or “Equity One”), is hereby providing the fair value of its investment property as of December 31, 2008. As announced previously, the Company has agreed to provide this information to Gazit-Globe Ltd. (“Gazit”), its major indirect stockholder, in connection with Gazit’s financial reports prepared under International Financial Reporting Standards (“IFRS”).

IFRS permits fair value accounting for income-producing shopping centers which includes property held for sale. In addition, in accordance with IFRS, the value of straight-line rent receivable, deferred costs and intangible assets and liabilities related to income-producing property are not presented separately since they are included within the fair values of income producing property.

Land, shopping centers under development, and assets classified as construction in progress are presented at historical cost under both U.S. Generally Accepted Accounting Principles (“GAAP”) and IFRS.

At the request and expense of Gazit, Equity One obtained an independent appraisal of the fair value assessment of its investment property from CB Richard Ellis (“CBRE”). Based upon the appraisals by CBRE the fair value of our investment property, excluding assets classified as construction in progress and land held for development, as of December 31, 2008 and December 31, 2007 was $2,360,597,000 and $2,916,410,000 respectively.

The aggregate weighted average capitalization rates used in the fair value determination of the investment property as of December 31, 2008 and December 31, 2007 were 7.4% and 6.5%, respectively.

The shopping center in our portfolio with the highest fair value is Sheridan Plaza located in Hollywood, Florida with a value as of December 31, 2008 and December 31, 2007 of $114.4 million and $114.7 million respectively. Furthermore, the direct capitalization rate for Sheridan Plaza as of December 31, 2008 and December 31, 2007 was 6.5% and 6.0% respectively.

The determination of these values required management and the independent appraisers to make significant estimates and assumptions, and the actual values achieved in the event of any property sales transactions may differ from the values incorporated into the fair value determinations shown above.

The information contained in this report on Form 8-K shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 26, 2009	EQUITY ONE, INC.

	By:	/s/ Gregory R. Andrews
Gregory R. Andrews
Executive Vice President and Chief Financial Officer

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